Exhibit 99.1
FIRST AMENDMENT
     THIS FIRST AMENDMENT (this “Amendment”) dated as of August 13, 2010 and effective in accordance with Section 4 below, is entered into by and among MEDCATH HOLDINGS CORP., as Borrower (the “Borrower”), MEDCATH CORPORATION, as Parent Guarantor (the “Parent Guarantor”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor to Wachovia Bank, National Association), as Syndication Agent, and FIFTH THIRD BANK, RAYMOND JAMES BANK, FSB and BRANCH BANKING AND TRUST COMPANY, as Co-Documentation Agents.
Statement of Purpose
     Pursuant to that certain Amended and Restated Credit Agreement dated as of November 10, 2008 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Borrower, the Parent Guarantor, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower.
     The Borrower has requested that the Administrative Agent seek approval from the Required Lenders to amend the Credit Agreement to, among other things, provide certain covenant modifications, all as set forth in detail below. Subject to the terms and conditions set forth herein, the Required Lenders are willing to consent to such amendment requests.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
     Section 1. Definitions. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     (a) Amendment to Section 1.01.
          (i) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:
     “First Amendment Effective Date” means August 13, 2010.
     “Measuring Period” means (a) for the Fiscal Quarter ending June 30, 2010, the four (4) consecutive Fiscal Quarters ending June 30, 2010, (b) for the Fiscal Quarter ending March 31, 2011, the one (1) Fiscal Quarter ending on such date, (c) for the Fiscal Quarter ending June 30, 2011, the two (2) consecutive Fiscal Quarters ending on such date, and (d) for the Fiscal Quarter ending

September 30, 2011, the three (3) consecutive Fiscal Quarters ending on such date.
     “Reduction Amount” has the meaning set forth in Section 2.06(e)(iii).
     (ii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as set forth below:
     “Consolidated EBITDA” means, for any period, for the Consolidated Parties on a consolidated basis, an amount equal to Consolidated Net Income of the Consolidated Parties (excluding (1) each Development Group Entity in existence as of the Closing Date that has not subsequently been redesignated as an “Operating Group Hospital Entity” or “Operating Group Subsidiary” pursuant to Section 6.15(b) and (2) each Excluded Credit Party) for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges of the Consolidated Parties for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Consolidated Parties for such period, (iii) the amount of depreciation and amortization expense deducted by the Consolidated Parties in determining such Consolidated Net Income, (iv) non-cash charges for such period solely with respect to the impairment of goodwill in accordance with GAAP and any other non-cash charges required under FASB 142, (v) non-cash impairment charges for such period solely with respect to management contracts of MedCath Partners LLC and its Subsidiaries and MedCath Cardiology Consulting & Management, Inc. and its Subsidiaries, (vi) non-cash impairment charges for such period solely with respect to loan acquisition costs, (vii) expenses related to the transactions contemplated under this Agreement, (viii) other expenses of the Consolidated Parties reducing such Consolidated Net Income (including, without limitation, share-based compensation expenses) which do not represent a cash item in such period or any future period, (ix) minority interest expense of included Joint Venture Entities, (x) charges and expenses for such period incurred related to Dispositions contemplated, agreed to or consummated during such period (including, without limitation, severance payments, retention bonuses, wind-down expenses, legal expenses, advisory fees and other expenses and reserves) in an aggregate amount not to exceed $10,000,000 and (xi) impairment charges, and minus (b) all one-time non-cash items of the Consolidated Parties increasing Consolidated Net Income for such period; provided that (A) for the Fiscal Quarter ended March 31, 2011, Consolidated EBITDA for the period described above shall be equal to actual Consolidated EBITDA for such Fiscal Quarter times four (4), (B) for the Fiscal Quarter ending June 30, 2011, Consolidated EBITDA for the period described above shall be equal to actual Consolidated EBITDA for such two (2) consecutive Fiscal Quarters ending on such date times two (2), and (C) for the Fiscal Quarter ending September 30, 2011, Consolidated EBITDA for the period described above shall be equal to actual Consolidated EBITDA for such three (3) consecutive Fiscal Quarters ending on such date times four-thirds (4/3). For the purposes of calculating Consolidated EBITDA for the period ending March 31, 2011 and subsequent periods, pursuant to any determination of the Consolidated Senior Secured Leverage Ratio, Consolidated Total Leverage Ratio or the Consolidated Fixed Charge Coverage Ratio, the Consolidated EBITDA attributable to any Equity Interests of, or any assets comprising a division or business unit or a substantial part of all of the business of, any Consolidated Party Disposed of during such period shall be excluded from the calculation of Consolidated EBITDA as if such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period, giving effect only to such pro forma adjustments as are permitted by SEC Regulation S-X, with the exception that management fees and other support services paid to a Loan Party during such period shall be included in the calculation of Consolidated EBITDA for such period.
     “Consolidated Adjusted EBITDARP” means, for any period, (a) (i) Consolidated EBITDAR for such period plus (ii) Pre-Opening Expenses for such period in an amount not to exceed $10,000,000, minus (b) with respect to any specific Consolidated Party included in the calculation of Consolidated EBITDA, an amount equal to the amount by which (i) the minority interest expense of such Consolidated Party exceeds (ii) the sum of (A) the outstanding amount of the Permitted Intercompany Notes from such Consolidated Party and (B) the outstanding amount of other Indebtedness of such Consolidated Party to the extent Guaranteed by any Loan Party; provided that (I) for the Fiscal Quarter ended March 31, 2011, Consolidated Adjusted EBITDARP for the period described above shall be equal to actual Consolidated Adjusted EBITDARP for such Fiscal Quarter times four (4), (II) for the Fiscal Quarter ending June 30, 2011, Consolidated Adjusted EBITDARP for the period described above shall be equal to actual Consolidated Adjusted EBITDARP for such two (2) consecutive Fiscal Quarters ending on such date times two (2), and (III) for the Fiscal Quarter ending September 30, 2011, Consolidated Adjusted EBITDARP for the period described above shall be equal to actual Consolidated Adjusted EBITDARP for such three (3) consecutive Fiscal Quarters ending on such date times four-thirds (4/3); provided further, that the foregoing proviso shall not be interpreted to cause components of Consolidated Adjusted EBITDARP that were previously annualized (e.g. Consolidated EBITDA) to be annualized again.
     “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Adjusted EBITDARP for the Measuring Period ending on or immediately prior to such date less (ii) federal, state, local and foreign income taxes (excluding any one time income taxes on the proceeds of any Disposition permitted by this Agreement) paid by the Consolidated Parties in cash for the Measuring Period, multiplied by (A) four (4) for the Measuring Period ending March 31, 2011, (B) two (2) for the Measuring Period ending June 30, 2011 and (C) four-thirds (4/3) for the Measuring Period ending September 30, 2011, less (iii) Consolidated Maintenance Capital Expenditures, in each case measured for the Measuring Period, to (b) Consolidated Fixed Charges for the Measuring Period; provided that (A) for the Fiscal Quarter ending June 30, 2010, Consolidated Fixed Charges for the period described in the foregoing clause (b) shall equal the actual Consolidated Fixed

Charges for the four Fiscal Quarter period then ended, (B) for the Fiscal Quarter ended March 31, 2011, Consolidated Fixed Charges for the period described in the foregoing clause (b) shall be equal to actual Consolidated Fixed Charges for such Fiscal Quarter times four (4), (C) for the Fiscal Quarter ending June 30, 2011, Consolidated Fixed Charges for the period described in the foregoing clause (b) shall be equal to actual Consolidated Fixed Charges for such two (2) consecutive Fiscal Quarters ending on such date times two (2), and (D) for the Fiscal Quarter ending September 30, 2011, Consolidated Fixed Charges for the period described in the foregoing clause (b) shall be equal to actual Consolidated Fixed Charges for such three (3) consecutive Fiscal Quarters ending on such date times four-thirds (4/3).
     “Consolidated Fixed Charges” means, for any period, the sum of the following determined on a consolidated basis, without duplication, for the Consolidated Parties in accordance with GAAP: (a) Consolidated Interest Charges paid or payable in cash for such period other than charges resulting from the acceleration of deferred financing expenses and/or prepayment premiums or any other amount paid in connection with the retirement or prepayment of the Senior Unsecured Notes in excess of the par value thereof or relating to any Indebtedness permitted to be prepaid hereunder, plus (b) all Permanent Principal Payments of the Consolidated Parties for such period on a consolidated basis (other than intercompany Indebtedness, including, without limitation, Indebtedness evidenced by Permitted Intercompany Notes) plus (c) all Lease Expense of the Consolidated Parties for such period on a consolidated basis plus (d) all dividends or distributions (excluding repurchases, redemptions or other acquisitions or retirement for value of Equity Interests under Section 7.06(d)(v)) made by the Consolidated Parties during such period on a consolidated basis to any Person that is a shareholder of the Parent; provided, that with respect to any Disposition occurring during the period, the calculation of Consolidated Fixed Charges shall exclude items (a), (b) and (c) above relating to the assets or Equity Interests that have been Disposed solely to the extent that the resulting Disposition Proceeds are required to be applied (or permitted to be retained) and are applied in accordance with Section 2.06. Such exclusion shall be given effect as if such Disposition shall have occurred as of the first day of such period.
     “Consolidated Maintenance Capital Expenditures” means (a) for the four (4) consecutive Fiscal Quarter period ending June 30, 2010, an amount equal to $27,500,000 and (b) commencing with the Fiscal Quarter ending March 31, 2011 and thereafter (i) for each Hospital, an amount not in excess of $1,750,000 for such Hospital during the term of this Agreement (such amount, the “Individual Consolidated Maintenance Capital Expenditure”) and (ii) collectively, the sum of the Individual Consolidated Maintenance Capital Expenditures for all of the Hospitals.
     “Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Senior Secured Indebtedness as of such date minus (ii) an amount equal to the aggregate amount of funds on deposit in the Term Loan Escrow Account to (b) Consolidated Adjusted EBITDAP for the period of the four consecutive Fiscal Quarters (or such other period indicated in the proviso set forth in the definition of Consolidated EBITDA) most recently ended for which the Parent has delivered financial statements pursuant to Section 6.01(a) or (b).
     “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Total Indebtedness as of such date minus (ii) an amount equal to the aggregate amount of funds on deposit in the Term Loan Escrow Account to (b) Consolidated Adjusted EBITDAP for the period of the four consecutive Fiscal Quarters (or such other period indicated in the proviso set forth in the definition of Consolidated EBITDA) most recently ended for which the Parent has delivered financial statements pursuant to Section 6.01(a) or (b).
     “Disposition Proceeds” means any Net Cash Proceeds (a) from any Disposition or series of related Dispositions of assets by any Consolidated Party not otherwise permitted pursuant to Section 7.05(a), (b), (c), (d), and (g) and Section 7.04(a) and (b) or (b) under any of the insurance policies maintained pursuant to Section 6.07 or from any condemnation proceeding. For purposes of this definition, (i) the receipt by a Loan Party of a repayment of any Permitted Intercompany Note by a Consolidated Party in connection with an asset Disposition by such Consolidated Party or insurance or condemnation recovery or payment or (ii) the receipt by a Loan Party of any dividend or distribution from a Consolidated Party to a Loan Party of or related to Disposition Proceeds, shall constitute the receipt of Disposition Proceeds by such Loan Party in the amount of such repayment or dividend or distribution, after excluding all costs and expenses, including but not limited to all advisory fees, legal fees, employee severance expense, liability reserves and income tax expense related to the Disposition, as applicable. In addition, if, in connection with a Permitted Joint Venture Syndication, any Loan Party receives a return of all or any portion of any Investment made after the Closing Date, then such returned amount shall constitute Disposition Proceeds on the date received, after excluding all costs and expenses, including but not limited to all advisory fees, legal fees, employee severance expense, liability reserves and income tax expense related to the Permitted Joint Venture Syndication.
     “Revolving Credit Commitments” means the aggregate Revolving Credit Commitment of all Lenders. On the First Amendment Effective Date the Revolving Credit Commitments shall be $59,500,000.
     “Revolving Credit Maturity Date” means the earlier to occur of (a) November 10, 2011 and (b) the date of the repayment in full of the Term Loan.
     (b) Amendment to Section 2.06.
     (i) Section 2.06(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (ii) Repayment of Excess Proceeds. In the event proceeds (“Excess Proceeds”) remain after the prepayment of Term Loans pursuant to Section 2.06(e)(i), or Section 2.06(e)(ii), as applicable, the amount of such Excess Proceeds shall be used on the date of the required prepayment under Section 2.06(e)(i) or, 2.06(e)(ii), as applicable, to prepay the outstanding principal amount of the Revolving Credit Loans with a corresponding reduction of the Revolving Credit Commitment.
     (ii) Section 2.06(d) is amended by including the following new clause (iii) therein:
     (iii) Revolving Credit Loans shall also be prepaid in accordance with Section 2.06(e).
     (iii) Section 2.06(e) is hereby amended and restated in its entirety as follows:
     (e) Mandatory Prepayments of Loans.
     (i) Asset Sale Proceeds; Insurance and Condemnation Proceeds. The Borrower shall make mandatory prepayments in the amounts and in the manner set forth in Section 2.06(e)(iii) below of Disposition Proceeds in excess of an aggregate amount of $50,000,000 for all such Disposition Proceeds received after the First Amendment Effective Date. Such prepayment shall be made within three (3) Business Days after the date of receipt of such Disposition Proceeds.
     (ii) Debt Proceeds. The Borrower shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 2.06(e)(iii) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any incurrence by any Loan Party of any Indebtedness not otherwise permitted pursuant to Section 7.03. Such prepayment shall be made within three (3) Business Days after the date of receipt of such Net Cash Proceeds. (This provision shall not be deemed to permit the incurrence of Indebtedness not otherwise permitted pursuant to this Agreement.)
     (iii) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under Sections 2.06(e)(i) and 2.06(e)(ii), the Borrower shall promptly give written notice to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment under Section 2.06(e)(i) shall be applied as follows: (a) fifty percent (50%) of the Disposition Proceeds shall be applied to the Term Loan (to reduce the remaining principal installments thereof on a pro rata basis pursuant to Section 2.08(c)) and (b) the Revolving Credit Commitments shall be automatically and permanently reduced by an amount equal to fifty percent

(50%) of the Disposition Proceeds (the “Reduction Amount”) and, to the extent applicable, such Reduction Amount of the Disposition Proceeds shall be used to repay Revolving Credit Outstandings to the extent required pursuant to Section 2.06(d). Each prepayment under Section 2.06(e)(ii) shall be applied first, to the Term Loan (to reduce the remaining principal installments thereof on a pro rata basis pursuant to Section 2.08(c)), and second, to the extent of any excess, to repay the Revolving Credit Outstandings pursuant to Section 2.06(d)(ii).
     (iv) Amounts prepaid under the Term Loan pursuant to this Section 2.06(e) may not be reborrowed and will constitute a permanent reduction in the Term Loan Commitment. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 3.05 hereof.
     (v) Prepayments of the Revolving Credit Facility made pursuant to this Section 2.06(e), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining L/C Obligations. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable.
     (c) Amendment to Section 2.07. Section 2.07 is hereby amended and restated in its entirety as follows:
          Section 2.07 Termination or Reduction of Revolving Credit Commitments.
     (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Commitments, or from time to time permanently reduce the Revolving Credit Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Revolving Credit Outstandings would exceed the Revolving Credit Commitments, and (iv) if, after giving effect to any reduction of the Revolving Credit Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Revolving

Credit Commitments. Any reduction of the Revolving Credit Commitments shall be applied to the Revolving Credit Commitment of each Lender according to its Revolving Credit Commitment Percentage. All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.
     (b) Mandatory. The Revolving Credit Facility shall be automatically and permanently reduced on each date on which the prepayment of Revolving Credit Loans outstanding thereunder is required to be made pursuant to Section 2.06(e)(i) or 2.06(e)(ii) by an amount equal to the Reduction Amount. If after giving effect to any reduction or termination of the Revolving Credit Commitment under this Section 2.07, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Revolving Credit Commitments. Any reduction of the Revolving Credit Commitments shall be applied to the Revolving Credit Commitment of each Lender according to its Revolving Credit Commitment Percentage. All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.
     (d) Amendments to Section 7.03. Section 7.03 is hereby amended by adding the following new clause (n):
     (n) Guarantees of Indebtedness in an aggregate principal amount not to exceed $10,000,000 in respect of Dispositions permitted pursuant to Section 7.05.
     (e) Amendments to Section 7.05. Section 7.05(j) is hereby amended and restated in its entirety as follows:
     (j) Dispositions by Controlled Parties not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default or Event of Default shall exist or would result from such Disposition and (ii) the Net Cash Proceeds of any such Disposition shall be applied in accordance with Section 2.06(e)(i);
     (f) Amendments to Section 7.14(c). Section 7.14(c) is hereby amended and restated in its entirety as follows:
     (c) Minimum Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter of the Parent set forth below to be less than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter Ending:	Minimum Consolidated Fixed Charge Coverage Ratio:
June 30, 2010	1.50 to 1.00
March 31, 2011	1.10 to 1.00
June 30, 2011 and thereafter	1.50 to 1.00

     For avoidance of doubt, it is hereby acknowledged and agreed by the parties hereto that the Consolidated Fixed Charge Coverage Ratio shall not be tested on September 30, 2010 or December 31, 2010 for the fiscal periods then ended.
     Section 3. Amendment to Collateral Agreement. Section 7.15(b) of the Collateral Agreement is hereby amended by replacing the phrase “ten (10) Business Days” with “five (5) Business Days”.
     Section 4. Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective as of the date hereof:
     (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent (on behalf of itself and each of the Lenders consenting hereto by virtue of such Lender’s execution of a lender authorization substantially in the form attached hereto as Exhibit A (each, a “Lender Authorization”)), the Parent Guarantor, the Borrower and each of the Subsidiary Guarantors;
     (b) the Administrative Agent shall have received executed Lender Authorizations from the Lenders that constitute Required Lenders;
     (c) the Borrower shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Lender (including the Administrative Agent in its capacity as a Lender) that executes and delivers this Agreement or a Lender Authorization to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on August 13, 2010, an amendment fee in an amount equal to 12.5 basis points multiplied by the sum of (i) the Revolving Credit Commitment of such Lender plus (ii) the aggregate outstanding principal amount of the Term Loan of such Lender;
     (d) the Administrative Agent shall have received a favorable opinion of counsel to the Loan Parties addressed to the Administrative Agent and each Lender as to such matters concerning the Loan Parties, this Agreement and the other Loan Documents as the Administrative Agent may reasonably request; and

     (e) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.
     Section 5. Limited Effect. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect and this Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
     Section 6. Representations and Warranties/No Default. By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:
     (a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct in all material respects as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing, and
     (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors.
     Section 7. Acknowledgements. By their execution hereof, each of the Borrower and the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.
     Section 8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and invoiced fees and disbursements of counsel for the Administrative Agent.

     Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.
     Section 11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.
     Section 12. Further Assurances. Parties here to agree to make, execute and deliver all such additional documents and further acts, as may be reasonably necessary to document and consummate the transactions contemplated hereby.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

MEDCATH HOLDINGS CORP.

By:	/s/ James A. Parker

Name:	James A. Parker

Title:	Executive Vice President and Chief Financial Officer

PARENT GUARANTOR:

MEDCATH CORPORATION

By:	/s/ James A. Parker

Name:	James A. Parker

Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, and on behalf of and at the direction of the Lenders

By:	/s/ Matthew Hichborn

Name:	Matthew Hichborn

Title:	Assistant Vice President

GUARANTORS:

[CORPORATE SEAL]	MEDCATH FINANCE COMPANY, LLC, a North Carolina limited liability company

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	MEDCATH INCORPORATED, a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

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[CORPORATE SEAL]	MEDCATH OF ARKANSAS, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	DOCTORS COMMUNITY HOSPITAL MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	MEDCATH PARTNERS, LLC, a North Carolina limited liability company

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	MEDCATH CONSULTING & MANAGEMENT, INC., an Arizona corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	AHH MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

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[CORPORATE SEAL]	DTO MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	HOSPITAL MANAGEMENT IV, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	HARLINGEN HOSPITAL MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	HARLINGEN PARTNERSHIP HOLDINGS, INC., an Arizona corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	INTERIM DIAGNOSTIC SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

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[CORPORATE SEAL]	LOUISIANA HOSPITAL MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	NM HOSPITAL MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	SAN ANTONIO HOSPITAL MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	SIOUX FALLS HOSPITAL MANAGEMENT, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	VENTURE HOLDINGS, INC., an Arizona corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

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[CORPORATE SEAL]	AUSTIN MOB, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	HHBF, INC., a North Carolina corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	SAN ANTONIO HOLDINGS, INC., an Arizona corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[CORPORATE SEAL]	VENTURE HOLDINGS, INC., an Arizona corporation

	By:	/s/ James A. Parker

	Name:	James A. Parker

	Title:	Executive Vice President and Chief Financial Officer

[Signature Pages Continue]

Exhibit A
LENDER AUTHORIZATION
Medcath Holdings Corp.
First Amendment
_______ __, 2010
Bank of America, N.A.
Agency Management
231 South LaSalle Street
Mail Code: IL1-231-10-41
Chicago, IL 60604
Re:	First Amendment dated as of _________ ___, 2010 (the “Agreement”) to that certain Amended and Restated Credit Agreement dated as of November 10, 2008 (as amended, the “Credit Agreement”) among Medcath Corporation, as Parent Guarantor, Medcath Holdings Corp. (the “Borrower”), the lenders party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders
     This Lender Authorization acknowledges our receipt and review of the execution copy of the Agreement in the form posted on Intralinks or otherwise distributed to us by the Administrative Agent. By executing this Lender Authorization, we hereby approve the Agreement and authorize the Administrative Agent to execute and deliver the Agreement on our behalf.
     Each financial institution purporting to be a Lender and executing this Lender Authorization agrees or reaffirms that it shall be a party to the Agreement and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a “Lender”, and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Insert name of applicable financial institution]

By:

Name:

Title: